UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 31, 2023

(Date of earliest event reported)

GENCOR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

5201 North Orange Blossom Trail, Orlando, Florida 32810

(Address of principal executive offices) (Zip Code)

(407) 290-6000

(Registrant’s telephone number, including area code)

Delaware	001-11703	59-0933147
(State or other jurisdiction of incorporated or organization)	Commission File Number	(I.R.S. Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock ($.10 Par Value)	GENC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders

On March 31, 2023, at an Annual Meeting of Stockholders, the following was approved by the Stockholders of Gencor Industries, Inc. (the “Company”):

(1) The election of the following directors:

By holders of Common Stock:

General John G. Coburn (Ret.)

By holders of Class B Stock:

E.J. Elliott

Marc G. Elliott

Thomas A. Vecchiolla

Walter A. Ketcham, Jr.

(2) The ratification of the selection of MSL, P.A., independent certified public accountants, as auditors for the Company for the year ending September 30, 2023.

(3) The approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023Annual Meeting of Stockholders.

The total number of shares entitled to vote at this meeting was 12,338,845 shares of Common Stock and 2,318,857 shares of Class B Stock, and the final tabulation of proxies was as follows:

Election of Director by Holders of Common Stock:

Name	Votes for	Votes Withheld	Broker Non-votes
General John G. Coburn (Ret.)	5,503,710	2,526,858	1,607,671

Election of Directors by Holders of Class B Stock:

Name	Votes for	Votes Withheld	Broker Non-votes
E.J. Elliott	2,318,857	-0-	-0-
Marc G. Elliott	2,318,857	-0-	-0-
Thomas A. Vecchiolla	2,318,857	-0-	-0-
Walter A. Ketcham, Jr.	2,318,857	-0-	-0-

All director nominees were duly elected.

Ratification of Appointment of MSL, P.A. as Auditors for the Year Ending September 30, 2023:

	Votes for	Votes Against	Votes Withheld	Broker Non-votes
Common Stock	9,224,704	395,462	18,073	-0-
Class B Stock	2,318,857	-0-	-0-	-0-

The proposal was duly approved.

Approval, on an advisory basis, of the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders:

	Votes for	Votes Against	Abstentions	Broker Non-votes
Common Stock	7,856,562	157,060	16,946	1,607,671
Class B Stock	2,318,857	-0-	-0-	-0-

The proposal was duly approved.

No other business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCOR INDUSTRIES, INC.

/s/ Eric E. Mellen
Eric E. Mellen
Chief Financial Officer
(Principal Financial and Accounting Officer)

March 31, 2023